UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2025

Myomo, Inc.

(Exact Name of Company as Specified in Charter)

Delaware	001-38109	47-0944526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Blue Sky Dr., Suite 101 Burlington, MA		01803
(Address of Principal Executive Offices)		(Zip Code)

Company’s telephone number, including area code: (617) 996-9058

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MYO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment
of Principal Officers

On December 10, 2025, the Compensation Committee of the Board of Directors of Myomo, Inc. (the “Company”) approved a salary-for-restricted stock units (“RSUs”) program open to all salaried employees pursuant to which (i) Paul Gudonis, the Company’s Chief Executive Officer, voluntarily elected to reduce his base salary for 2026 by 10% in exchange for RSUs with an aggregate grant date fair value equal to 115% of the amount of salary foregone ($40,000), and (ii) David Henry, the Chief Financial Officer of the Company, voluntarily elected to reduce his base salary for 2026 by 10% in exchange for RSUs with an aggregate grant date fair value equal to 115% of the amount of salary foregone ($30,000). The Company retains the right, in its sole discretion, to terminate or modify the salary-for-RSU program at any time prior to January 12, 2026 (the “Initial Grant Date”). If the Company exercises this termination right, no RSU grants will be made, and the officers’ base salaries will remain unchanged.

Subject to the Company’s right to terminate or modify the program prior to the Initial Grant Date, all such RSUs will be granted in equal quarterly installments, beginning on January 12, 2026. Each quarterly RSU grant will vest in full on the three-month anniversary of the grant date in accordance with the terms and conditions of the Company’s 2018 Stock Option and Incentive Plan, as may be amended, and the applicable restricted stock unit agreements, subject to the officer’s continuous service with the Company through each applicable date.

Item 9.01.

(d) Exhibits

Exhibit No.	Description

104	The cover page from the Company’s Form 8-K dated December 16, 2025, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYOMO, INC.

Date:	December 16, 2025	By:	/s/ David A. Henry
David A. Henry Chief Financial Officer